UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 3, 2026

Liftoff Mobile, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-43327	86-1817506
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

900 Middlefield Road, Redwood City, California 94063

(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code: (650) 319-7151

Not applicable

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e- 4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
Common stock, par value $0.0001 per share	LFTO	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01 Entry into a Material Definitive Agreement.

In connection with the initial public offering (the “Offering” or the “IPO”) by Liftoff Mobile, Inc. (the “Company”) of its common stock, par value $0.0001 per share (the “Common Stock”), described in the prospectus (the “Prospectus”), dated June 3, 2026, filed with the Securities and Exchange Commission pursuant to Rule 424(b) of the Securities Act of 1933, as amended (the “Securities Act”), which is deemed to be part of the Registration Statement on Form S-1 (File No. 333-295144) (as amended, the “Registration Statement”), the following agreements were entered into:

•
the Registration Rights Agreement, dated June 3, 2026, by and among the Company and each of the other persons from time-to-time party thereto (the “Registration Rights Agreement”);
•
the Stockholders Agreement, dated June 3, 2026, by and between Liftoff and BCP Redbird Aggregator L.P. (the “Blackstone Stockholders Agreement”); and
•
the Stockholders Agreement, dated June 3, 2026, by and between Liftoff and General Atlantic (LFT), L.P. (the “General Atlantic Stockholders Agreement”)

The Registration Rights Agreement. the Blackstone Stockholders Agreement and the General Atlantic Stockholders Agreement are filed herewith as Exhibits 10.1, 10.2 and 10.3, respectively, and are incorporated herein by reference. The terms of these agreements are substantially the same as the terms set forth in the forms of such agreements previously filed as exhibits to the Registration Statement and as described therein. Certain parties to certain of these agreements have various relationships with the Company. For further information, see “Certain Relationships and Related Party Transactions” in the Prospectus.

Item 3.03 Material Modification to Rights of Security Holders.

The information set forth under Item 5.03 below is incorporated by reference in this Item 3.03.

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

2026 Omnibus Incentive Plan

Effective June 3, 2026, the Company’s Board of Directors and the stockholders holding a majority of the then aggregate voting power of the Company adopted and approved the Company’s 2026 Omnibus Incentive Plan (the “Omnibus Incentive Plan”) as previously filed as Exhibit 4.3 to the Company’s Registration Statement on Form S-8 filed with the Securities and Exchange Commission on June 3, 2026 (the “Form S-8”). For further information regarding the Omnibus Incentive Plan, see “Management—Compensation Arrangements to be Adopted in Connection with this Offering—Omnibus Incentive Plan” in the Prospectus.

A copy of the Omnibus Incentive Plan is incorporated by reference (i) as Exhibit 10.4 and (ii) in this Item 5.02. The above description of the Omnibus Incentive Plan is not complete and is qualified in its entirety by reference to such exhibit.

2026 Employee Stock Purchase Plan

Effective June 3, 2026, the Company’s Board of Directors and the stockholders holding a majority of the then aggregate voting power of the Company adopted and approved the Company’s 2026 Employee Stock Purchase Plan (the “ESPP”) as previously filed as Exhibit 4.4 to the Company’s Form S-8. For further information regarding the ESPP, see “Management—Compensation Arrangements to be Adopted in Connection with this Offering—Employee Stock Purchase Plan” in the Prospectus.

A copy of the ESPP is incorporated by reference (i) as Exhibit 10.5 and (ii) in this Item 5.02. The above description of the ESPP is not complete and is qualified in its entirety by reference to such exhibit.

Item 5.03 Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On June 3, 2026, the Company’s Amended and Restated Certificate of Incorporation (the “Charter”), substantially in the form previously filed as Exhibit 3.1 to the Registration Statement, and the Company’s Amended and Restated Bylaws (the “Bylaws”), substantially in the form previously filed as Exhibit 3.2 to the Registration Statement, became effective. The Charter, among other things, provides that the Company’s authorized capital stock consists of 7,000,000,000 shares of Common Stock, and 700,000,000 shares of preferred stock. A description of the material terms of the Company’s capital stock, after giving effect to the adoption of the Charter and Bylaws, has previously been reported by the Company in the Registration Statement. The Charter and Bylaws are filed herewith as Exhibit 3.1 and Exhibit 3.2, respectively, and are incorporated herein by reference.

Item 8.01 Other Events.

On June 3, 2026, the Company completed the Offering of 21,850,000 shares of Common Stock (including shares issued pursuant to the exercise in full of the underwriters’ option to purchase additional shares) for cash consideration of $23.00 per share (net of underwriting discounts). As contemplated in the Prospectus, the Company is using the proceeds (net of underwriting discounts) from the issuance of 21,850,000 shares ($472.4 million) in the Offering to repay outstanding indebtedness under our New Term Loan Facility (as defined in the Prospectus) totaling approximately $413.8 million and the remainder for general corporate purposes and to bear all of the expenses of the Offering.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description

3.1	Amended and Restated Certificate of Incorporation of Liftoff Mobile, Inc.
3.2	Amended and Restated Bylaws of Liftoff Mobile, Inc.
10.1	Registration Rights Agreement, dated as of June 3, 2026, by and among Liftoff Mobile, Inc. and each of the other persons from time to time party thereto.
10.2	Stockholders Agreement, dated as of June 3, 2026, by and among Liftoff and entities affiliated with Blackstone.
10.3	Stockholders Agreement, dated as of June 3, 2026, by and among Liftoff and entities affiliated with General Atlantic.
10.4

Liftoff Mobile, Inc. 2026 Omnibus Incentive Plan (incorporated by reference to Exhibit 4.3 filed with the Registrant’s Registration Statement on Form S-8 filed with the Securities and Exchange Commission on June 3, 2026).

10.5

Liftoff Mobile, Inc. 2026 Employee Stock Purchase Plan (incorporated by reference to Exhibit 4.4 filed with the Registrant’s Registration Statement on Form S-8 filed with the Securities and Exchange Commission on June 3, 2026).

104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

Signatures

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed by the undersigned hereunto duly authorized.

Liftoff Mobile, Inc.

Date: June 8, 2026

	By:	/s/ Susan Hansen
	Name:	Susan Hansen
	Title:	General Counsel